                                                                    EXHIBIT 10.9


IN MAKING AN INVESTMENT DECISION, THE DIRECTORS ("INVESTORS") MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED, APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY. NONE OF THE FOREGOING AUTHORITIES HAVE PASSED UPON, OR ENDORSED THE MERITS OF, THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE DIRECTOR INCENTIVE STOCK OPTION BONUS PROGRAM OR THIS DIRECTOR INCENTIVE STOCK OPTION BONUS AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SEC UNDER THE SECURITIES ACT OF 1933 ("THE 1933 ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATES, AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND SUCH STATE LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE 1933 ACT AND SUCH APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREUNDER. THERE IS NO PUBLIC OR OTHER MARKET FOR THESE SECURITIES, NOR IS IT LIKELY THAT ANY SUCH MARKET WILL DEVELOP. THEREFORE, INVESTORS MUST EXPECT TO BE REQUIRED TO RETAIN OWNERSHIP OF THE SECURITIES AND BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD.

         [The Following is for Florida Directors/Investors Only]

THESE SECURITIES ARE BEING SOLD TO, AND ACQUIRED BY, THE INVESTOR IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES ACT. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THAT ACT IN THE STATE OF FLORIDA. IN ADDITION, THE FLORIDA SECURITIES ACT PROVIDES THAT WHERE SALES ARE MADE TO 5 OR MORE FLORIDA INVESTORS, ALL FLORIDA INVESTORS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN 3 DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT, OR WITHIN 3 DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

              1995 DIRECTOR INCENTIVE STOCK OPTION BONUS AGREEMENT

                          Source Services Corporation

                               September 12, 1995

    Source Services Corporation (the "Company"), granted to the Optionee an option to purchase certain shares of common stock of the Company, in the manner and subject to the provisions of this Director Incentive Stock Option Bonus Agreement ("Option Agreement").

    1.  Definitions:

        (a)  "Optionee" shall mean _____________________________________.

        (b)  "Date of Option Grant" shall mean September 12, 1995.

        (c) "Number of Option Shares" shall mean Five Thousand (5,000) shares of common stock of the Company as adjusted from time to time pursuant to paragraph 9 below.

        (d) "Exercise Price" shall mean $10.15 per share as adjusted from time to time pursuant to paragraph 9 below.

        (e) "Initial Exercise Date" shall be the date occurring on January 1, 1995.

        (f) "Initial Vesting Date" shall be the date occurring on January 1, 1996.

        (g)  Determination of "Vested Ratio":

                                                                    Vested Ratio
                                                                    ------------
              Prior to Initial Vesting Date  . . . . . . . . . . . . . . 0

              On Initial Vesting Date, provided the
              Optionee is continuously a Director of
              the Company from the Date
              of Option Grant until the Initial Vesting Date . . . . . . 1/2

              Plus
              ----
              On January 1, 1997, provided the
              Optionee is continuously a Director of the
              Company from the Initial Vesting Date to and
              including December 31,1996 . . . . . . . . . . . . . . . . 1/2

              In no event shall the Vested
              Ratio exceed 1/1.





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        (h)  "Option Term Date" shall mean the date ten (10) years after the
Date of Option Grant.

        (i)  "Code" shall mean the Internal Revenue Code of 1986, as  amended.

        (j) "Company" shall mean Source Services Corporation, a Delaware corporation, and any successor corporation thereto.

        (k) "Program" shall mean the Source Services Corporation 1995 Director Incentive Stock Option Bonus Program.

        (l) "Stock" shall mean authorized but unissued common stock of the Company.

    2. Status of the Option. This Option is not intended to be an incentive stock option as described in section 422 of the Code, but is rather a nonstatutory stock option. The Optionee should consult with the Optionee's own tax advisors regarding the tax effects of this Option.

    3. Administration. All questions of interpretation concerning this Option Agreement shall be determined by the Board of Directors of the Company (the "Board"). The Board shall have the power to terminate or amend the Program at any time and to make the grant set forth herein under the Program subject to the terms of the Program and any applicable limitations imposed by law. All determinations by the Board shall be final and binding upon all persons having an interest in the Option.

    4.  Exercise of the Option.

        (a) Right to Exercise. The Option shall first become exercisable on the Initial Exercise Date. The Option shall be exercisable on and after the Initial Exercise Date and prior to the termination of the Option in the amount equal to the Number of Option Shares multiplied by the Vested Ratio as set forth in paragraph 1 above less the number of shares previously acquired upon exercise of the Option. In no event shall the Option be exercisable for more shares than the Number of Option Shares.

        (b) Method of Exercise. The Option may be exercised by written notice to the Company which must state the election to exercise the Option, the number of shares for which the Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required pursuant to the provisions of this Option Agreement. The written notice must be signed by the Optionee and must be delivered in person or by certified or registered mail, return receipt requested, to the Chief Financial Officer of the Company, prior to the termination of the Option as set forth in paragraph 6 below, accompanied by (i) full payment of the exercise price for the number of shares being purchased and (ii) an executed copy, if required herein, of the then current forms of escrow and security agreements referenced below.





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
        (c) Form of Payment of Option Exercise Price. Such payment shall be made (i) in cash, by check, or cash equivalent, (ii) in the event of an underwritten public offering of Stock occurring before the time of exercise, by the delivery of cash by a broker-dealer to whom the Optionee has submitted a notice of exercise (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulation, so-called "cashless" exercise, or (iii) by tender to the Company of shares of the Company's common stock owned by the Optionee having a value not less than the option price, or (iv) by any combination of the foregoing. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Company's common stock.

        (d) Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee agrees to make adequate provision for federal and state tax withholding obligations of the Company, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part of any shares acquired on exercise of the Option, (iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

        (e) Certificate Registration. The certificate or certificates for the shares as to which the Option shall be exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

        (f) Restrictions on Grant of the Option and Issuance of Shares. The grant of the Option and the issuance of the shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. No Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. THE OPTIONEE IS CAUTIONED THAT THE OPTION MAY NOT BE EXERCISABLE UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, THE OPTIONEE MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. Questions concerning this restriction should be directed to the Chief Financial Officer of the Company. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

        (g) Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of the Option.





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
    5. Non-Transferability of the Option. The Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be assigned or transferred in any manner except by will or by the laws of descent and distribution. Following the death of the Optionee, the Option, to the extent unexercised and exercisable by the Optionee on the date of death, may be exercised by the Optionee's legal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

    6. Termination of the Option. The Option shall terminate and may no longer be exercised on the first to occur of (a) the Option Term Date as defined above, (b) the last date for exercising the Option following termination of status as a Director as described in paragraph 7 below, or (c) upon a Transfer of Control as described in paragraph 8 below.

    7.  Termination of Status as Director.

        (a) Termination of the Option. If the Optionee ceases to be a Director of the Company for any reason, except death or disability within the meaning of
section 422(c) of the Code, the Option, to the extent   unexercised and
exercisable by the Optionee on the date on which the Optionee ceased to be a Director of the Company, may be exercised by the Optionee within thirty (30) days after the date on which the Optionee' ceased to be a Director of the Company, but in any event no later than the Option Term Date. If the Optionee's status as a Director with the Company is terminated because of the death or disability of the Optionee within the meaning of section 422(c) of the Code, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee ceased to be a Director of the Company, may be exercised by the Optionee (or the Optionee's legal representative) at any time prior to the expiration of six (6) months from the date on which the Optionee ceased to be a Director of the Company, but in any event no later than the Option Term Date. The Optionee's status as a Director of the Company shall be deemed to have terminated on account of death if the Optionee dies within thirty (30) days after the Optionee ceases to be a Director of the Company. Except as provided in this paragraph 7(a), the Option shall terminate and may not be exercised after the Optionee ceases to be a Director of the Company.

        (b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above is prevented by the provisions of paragraph 4(f) above, the Option shall remain exercisable until three (3) months after the date the Optionee is notified by the Company that the Option is exercisable, but in any event no later than the Option Term Date.

        (c) Extension if Optionee Subject to Section 16(b). Notwithstanding the foregoing, if the exercise of the Option within the applicable time periods set forth above would subject the Optionee to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Option shall remain exercisable until the earliest to occur of (i) the tenth (lOth) day following the date on which the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (19Oth) day after the termination of Optionee's status as a Director of the Company, or (iii) the Option Term Date.

        (d) Leave of Absence. For purposes hereof, the Optionee's status as a Director of the Company shall not be deemed to terminate if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. In the event of a leave in excess of ninety (90) days, the Optionee's status as a Director of the Company shall be deemed to terminate on the ninety-first (91st) day of the leave unless the Optionee's right to return as a Director of the Company guaranteed by statute or contract. Notwithstanding the foregoing, however, a leave of absence shall be treated as maintaining the status of a Director of the Company for purposes of determining the Optionee's Vested Ratio if and only if the leave of absence is designated by the Company as (or required by law to be) a leave for which vesting credit is given.

    8.  Ownership Change and Transfer of Control.  An "Ownership
Change" shall be deemed to have occurred in the event any of the following occurs with respect to the Company:

        (a) the direct or indirect sale or exchange by the shareholders of the Company of all or substantially all of the stock of the Company;

        (b)  a merger or consolidation in which the Company is a party;

        (c) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange, or transfer to one (1) or more subsidiary corporations; or

        (d)  a liquidation or dissolution of the Company.

    A "Transfer of Control" shall mean (i) an Ownership Change in which the shareholders of the Company before such Ownership Change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company after such transaction or in which the Company is not the surviving corporation or (ii) a change in the membership of the Board following and related to a proxy fight.

    In the event of a Transfer of Control, the Board, in its sole discretion, may accelerate the time during which such Options become vested or may be exercised, may arrange with the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), for the Acquiring Corporation to assume the Company's rights and obligations under this Option Agreement or substitute an option for the Acquiring Corporation's stock of the Option. The Option shall terminate and cease to be outstanding effective as of the date of the Transfer of Control to the extent that the Option is neither assumed or substituted for by the Acquiring Corporation in connection with the Transfer of Control nor exercised as of the date of the Transfer of Control.

    9. Effect of Change in Stock Subject to the Option. Appropriate adjustments shall be made in the number, exercise price and class of shares of stock subject to the Option in the event of a stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, or like change in the capital structure of the Company. In the event a majority of the shares which are of the same class as the shares that are subject to the Option are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change) shares of another corporation (the "New Shares"), the Company may unilaterally amend the Option to provide that the Option is exercisable for New Shares. In the event of any such amendment, the number of shares and the exercise price shall be adjusted in a fair and equitable manner.

    10. Rights as a Shareholder or Status as Director. The Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate or certificates for the shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in paragraph 9 above. Nothing in the Option shall confer upon the Optionee any right to continued status as a Director of the Company or interfere in any way with any rights of the shareholders or the Board to terminate the Optionee's status as a Director.

    11. Notice of Sales Upon Certain Dispositions. The Optionee shall dispose of the shares acquired pursuant to the Option only in accordance with the provisions of this Option Agreement. At any time the Company may place a legend or legends on any certificate or certificates representing shares acquired pursuant to the Option requesting the transfer agent for the Company's stock to notify the Company of any such transfers.

    12. Legends. The Company may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates representing shares of stock subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to the Option in the possession of the Optionee in order to carry out the provisions of this paragraph. Unless otherwise specified by the Company, legends placed on such certificates may include, but shall not be limited to the legends set forth in all capitals and bold at the beginning of this Option Agreement and the following:

        (a) "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 OR RULE 701 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT." and/or

        (b) Any legend required to be placed thereon by the Securities Law of the State in which the Optionee resides or works whichever may be relevant.

    13. Initial Public Offering. The Optionee hereby agrees that in the event of any underwritten public offering of Stock, including an initial public offering of stock, made by the Company pursuant to an effective registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any shares of stock of the Company or any rights to acquire stock of the Company for such period of time from and after the effective date of such registration statement as may be established by the underwriter for such public offering; provided, however,





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
that such period of time shall not exceed one hundred eighty (180) days from the effective date of the registration statement to be filed in connection with such public offering. The foregoing limitation shall not apply to shares registered in the initial public offering under the Securities Act and shall cease to apply once a registration statement is effective covering shares issuable pursuant to options granted pursuant to the Program, whether or not such registration statement applies to any of the shares issued or issuable pursuant to this Option Agreement.

    14. Binding Effect. This Option Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

    15. Termination or Amendment. The Board may terminate or amend the Program and/or this Option Agreement at any time; provided, however, that no such termination or amendment may adversely affect this Option Agreement or any unexercised portion hereof without the consent of the Optionee.

    16. Integrated Agreement. This Option Agreement constitutes the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

    17. Applicable Law. This Option Agreement shall be governed by the laws of the State of Delaware as such laws are applied to agreements between Delaware residents entered into and to be performed entirely within the State of Delaware.

                                             Source Services Corporation


                                             ----------------------------------
                                             By:     D. Les Ward
                                             Title:  President

    The Optionee represents that the Optionee is familiar with the terms and provisions of this Option Agreement and hereby accepts the Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.


Date:_____________________            __________________________________________


    The undersigned, being the spouse of the above-named Optionee, does hereby acknowledge that the undersigned has read and is familiar with the provisions of the above Option Agreement, and the undersigned hereby agrees thereto and joins therein to the extent, if any, that the agreement and joinder of the undersigned may be necessary.

                                      __________________________________________





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